084126\039\6303338.v3 AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT This AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 31, 2023 (the “Amendment”), between Air T, Inc., a Delaware corporation (together with its successors and assigns, “Air T”), Jet Yard, LLC, an Arizona limited liability company (together with its successors and assigns, “Jet Yard”; and together with Air T being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), and Minnesota Bank & Trust, a division of HTLF Bank, successor by merger to Minnesota Bank and Trust (the “Lender”). RECITALS: A. The Borrowers and the Lender are parties to that certain Third Amended and Restated Credit Agreement dated as of August 31, 2021, as amended by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement dated June 9, 2022 (the “Original Agreement”), pursuant to which Lender has agreed to extend credit to the Borrowers under the terms and conditions set forth therein. B. The Borrowers have requested that the Lender provide a new term loan in the amount of $1,000,000.00 to finance a portion of the consideration to be paid by Air T for acquiring all of the issued and outstanding common stock of Worldwide Aircraft Services, Inc., a Kansas corporation. C. Subject to the terms and conditions of this Amendment, the Lender will agree to the foregoing request of the Borrowers. NOW, THEREFORE, the parties agree as follows: 1. Defined Terms. All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement as amended hereby. 2. Amendments. (a) The definition of the terms “Loan Documents” and“Maturity Date”, appearing in Section Article I of the Original Agreement are hereby amended in their respective entireties to read as follows: “ Loan Documents” means, collectively, this Agreement, the Security Agreement, the Guaranties, the Collateral Account Agreements, the Revolving Credit Note, the Overline Note, the Term Notes, the North Carolina Assignment, the North Carolina Deed of Trust, each Hedge Agreement, the Worldwide Assignment, each Subordination Agreement and all other agreements, documents, certificates and instruments executed and delivered to the Lender by any Loan Party or by any Pledgor Party in connection therewith. DocuSign Envelope ID: F56B6F93-8421-44D8-BFBE-E5F052986B57

2 ‘Maturity Date’ means, the earlier of: (a) the date on which the Loans become due and payable under Section 8.02 upon the occurrence of an Event of Default; or (b) (i) the Overline Termination Date for the Overline Loans; (ii) the Revolving Credit Termination Date for the Revolving Credit Loans; (iii) August 30, 2031 for Term Loan A, Term Loan B and the Jet Yard Term Loan; (iv) January 1, 2028 for Term Loan D; (v) June 25, 2025 for Term Loan E; or January 31, 2028 for Term Note F.” (b) Article I of the Original Agreement is further amended by inserting definitions of the following terms in the appropriate alphabetical order: “ ‘Second Amendment’ means that certain Amendment No. 2 to Third Amended and Restated Credit Agreement dated as of January 31, 2023, amending this Agreement. ‘Second Amendment Effective Date’ means the ‘Effective Date’ of the Second Amendment, as such term is therein defined. ‘Term Loan F’ means the Loan in the original principal amount of $1,000,000.00 made by Lender to Air T on the Second Amendment Effective Date, evidenced by Term Note F. ‘Term Note F” means the Term Note in the original principal amount of $1,000,000.00, dated January 31, 2023, in the form provided by Lender, made by Air T payable to the order of the Lender, as such promissory note may be amended, modified or supplemented from time to time, and such term shall include any substitutions for, or renewals of, such promissory note. ‘Worldwide Aircraft’ means Worldwide Aircraft Services, Inc., a Kansas corporation. ‘Worldwide Acquisition’ means the acquisition by Air T of all of the issued and outstanding common stock of Worldwide Aircraft for an aggregate purchase price of $3,670,000 pursuant to the Worldwide Stock Purchase Agreement and the other Worldwide Acquisition Documents. ‘Worldwide Acquisition Documents’ means the documents listed on Schedule A to the Second Amendment. ‘Worldwide Aviation” means Worldwide Aviation, LLC, a Missouri limited liability company. ‘Worldwide Stock Purchase Agreement’ means that certain Stock Purchase Agreement dated as of January 31, 2023, by and among Air T, Worldwide Aircraft, Worldwide Aviation, as the “Seller” party, and certain members of Worldwide Aviation. DocuSign Envelope ID: F56B6F93-8421-44D8-BFBE-E5F052986B57

3 (c) Section 2.01 of the Original Agreement is hereby amended by inserting the following new Section 2.01(d) immediately following Section 2.01(c): “ (d) On the Second Amendment Effective Date, the Lender shall disburse Term Loan F to Air T to finance a portion of costs incurred by the Air T in consummating the Worldwide Acquisition.” (d) Section 2.06 of the Original Agreement is amended by redesignating existing subsections (f), (g) and (h) of such Section as subsections (g), (h) and (i) and inserting a new subsection (f) to read as follows: “ Term Note F. The Term Loan F made by the Lender shall be evidenced by the Term Note F. Term Loan F shall mature and be payable in accordance with the provisions of Term Note F. The Lender shall enter in its records the amount of Term Loan F, the rate of interest borne on Term Loan F and the payments of Term Loan F received by the Lender, and such records shall be conclusive evidence of the subject matter thereof, absent manifest error.” 3. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) when, and only when, the Lender shall have received: (a) this Amendment, duly executed by a Responsible Officer of each Borrower; (b) the Term Note F, in the form provided by Lender, duly executed by a Responsible Officer of Air T; (c) a certificate of the secretary of each Borrower in the form provided by the Lender, appropriately completed and duly executed by such Borrower’s secretary; (d) an Acknowledgment and Agreement, in the form provided by the Lender, duly executed by each Guarantor that is not a Borrower; (e) an Acknowledgment and Agreement, in the form provided by the Lender, duly executed by Jet Yard; (f) a non-refundable amendment fee in the amount of $2,500, payable in immediately available funds; (g) a Subordination Agreement, in the form provided by the Lender, duly executed by Worldwide Aviation; (h) one or more landlord waiver documents, each in the form provided by the Lender, duly executed by the lessor of any space leased by Worldwide; (i) a Joinder to Guaranty document, in the form provided by the Lender, duly executed by Worldwide; DocuSign Envelope ID: F56B6F93-8421-44D8-BFBE-E5F052986B57

4 (j) a Joinder to Security Agreement document, in the form provided by the Lender, duly executed by Worldwide; (k) a certificate of the secretary of Worldwide in the form provided by the Lender, appropriately completed and duly executed by Worldwide’s secretary; (l) a Collateral Assignment of Stock Purchase Agreement (the “Worldwide Assignment”) with regards to the Worldwide Transaction Documents, in the form provided by the Lender, duly executed by Borrower; (m) payoff letters (collectively, the “Worldwide Payoff Letters”), each in a form acceptable to Lender, duly executed by each Person holding a Lien in the assets of Worldwide; (n) UCC, tax, and judgment lien search results against the property of Worldwide evidencing the absence of Liens on its assets except for Liens that will be terminated pursuant to the Worldwide Payoff Letters; (o) a signed copy of each of the Worldwide Transaction Documents, together with evidence satisfactory to the Lender that: (i) all conditions precedent to the consummation of the Worldwide Acquisition have been satisfied or waived; (ii) all necessary regulatory approvals to the consummation of the Worldwide Acquisition have been obtained; (iii) no litigation exists relating to the Worldwide Acquisition; and (iv) contemporaneously with the Borrower’s receipt of the proceeds of Term Loan F, the Worldwide Acquisition will be consummated in full in accordance with the terms of the Worldwide Transaction Documents; and (p) such other documents as the Lender may reasonably request. 4. Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrowers jointly and severally represent and warrant to the Lender as follows: (a) The execution, delivery and performance by the Borrowers of this Amendment, the Term Note F and any other Loan Document to which either or both Borrowers is a party have been duly authorized by all necessary corporate, or as the case may be, limited liability company, action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any shareholder), do not and will not conflict with, result in any violation of or constitute any default under, any provision of either Borrower’s formation or governance documents, any agreement binding on or applicable to either Borrower or either Borrower’s property, or any law or governmental regulation or court decree or order, binding upon or applicable to either Borrower or of any of either Borrower’s property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to either Borrower or either Borrower’s property; (b) The representations and warranties contained in the Original Agreement DocuSign Envelope ID: F56B6F93-8421-44D8-BFBE-E5F052986B57

5 are true and correct as of the date hereof as though made on that date except: (i) to the extent that such representations and warranties relate solely to an earlier date; and (ii) that the representations and warranties set forth in Section 5.04 of the Original Agreement to the audited annual financial statements and internally-prepared interim financial statements of Air T shall be deemed to be a reference to the audited financial statements and interim financial statements, as the case may be, of Air T most recently delivered to the Lender pursuant to Section 6.01(a) or 6.01(b) of the Original Agreement; (c) No events have taken place and no circumstances exist at the date hereof which would give either or both Borrowers the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations; (d) The Original Agreement, as amended by this Amendment, and each other Loan Document to which any Borrower is a party are the legal, valid and binding obligations of such Loan Party and are enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies; and (e) Both before and after giving effect to this Amendment, there does not exist any Default or Event of Default. 5. Release. The Borrowers hereby jointly and severally release and forever discharge the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which either or both Borrowers ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of the Lender’s relationship to the Borrowers in connection with the Loan Documents and the transactions related thereto 6. Reference to and Effect on the Loan Documents. (a) From and after the date of this Amendment, each reference in the Original Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Agreement, and each reference to the “Credit Agreement”, the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended hereby; and except as specifically set forth above, the Original Agreement remains in full force and effect and is hereby ratified and confirmed. (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Agreement or any other Loan Document, nor constitute a waiver of any provision of the Agreement or any such other Loan Document. 7. Costs, Expenses and Taxes. The Borrowers jointly and severally agree to pay on DocuSign Envelope ID: F56B6F93-8421-44D8-BFBE-E5F052986B57

6 demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered hereunder or thereunder, including their reasonable attorneys’ fees and legal expenses. In addition, the Borrowers shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to save the Lender harmless from and against any and all liabilities with respect to, or resulting from, any delay in the Borrowers’ paying or omission to pay, such taxes or fees. 8. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. 10. Counterparts. This Amendment may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. Receipt by telecopy, pdf file or other electronic means of any executed signature page to this Amendment shall constitute effective delivery of such signature page. 11. Recitals. The Recitals hereto are incorporated herein by reference and constitute a part of this Amendment. [SIGNATURE PAGE FOLLOWS] DocuSign Envelope ID: F56B6F93-8421-44D8-BFBE-E5F052986B57

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above. Air T, Inc., a Delaware corporation By: Name: Brian Ochocki Title: Chief Financial Officer Jet Yard, LLC, an Arizona limited liability company By: Stratus Aero Partners, LLC Its: Sole Member By: Air T, Inc., a Delaware corporation Its: Manager By: Name: Brian Ochocki Its: Chief Financial Officer Minnesota Bank & Trust, a division of HTLF Bank, successor by merger to Minnesota Bank and Trust By_____________________ Name: Dianne Wegscheid Title: Senior Vice President/Commercial Team Lead [Signature page Amendment No. 2 to Third Amended and Restated Credit Agreement] DocuSign Envelope ID: F56B6F93-8421-44D8-BFBE-E5F052986B57

SCHEDULE A Worldwide Transaction Documents 1. Worldwide Stock Purchase Agreement 2. Stock Certificates for each share of the common stock of Worldwide, together with stock powers executed in blank 3. Seller Note 4. Shareholder consents 5. License Agreement 6. Lease Agreement 7. Transition Services Agreement DocuSign Envelope ID: F56B6F93-8421-44D8-BFBE-E5F052986B57